Subsequent Events	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events
Note 19: Subsequent Events
On January 20, 2015, the Board of Directors of Outerwall Inc. announced that Nora M. Denzel, a director of the Company, was appointed by the Board to serve as Interim Chief Executive Officer of the Company, effective January 18, 2015, and that J. Scott Di Valerio stepped down as the Company’s Chief Executive Officer, effective January 18, 2015, and resigned from the Board, effective January 19, 2015.
On January 23, 2015, we made the decision to shut down our Redbox operations in Canada as the business was not meeting the Company's performance expectations and completed its disposal on March 31, 2015. As a result, we updated certain estimates used in the preparation of the financial statements and recognized an additional after-tax expense of $1.5 million in the fourth quarter of 2014 related to accelerated recognition of content library and capitalized installation costs on property and equipment. The remaining value of the content library and capitalized installation costs have been amortized over an expected three-month wind-down period ending March 31, 2015. Prior period results have been recast to reflect Redbox Canada results as discontinued operations.
On February 3, 2015, the Board approved an additional stock repurchase authorization of up to $250.0 million of its common stock plus the cash proceeds received from the exercise of stock options by the Company's directors and employees, bringing the total available for repurchases to approximately $413.7 million.
On February 3, 2015, our board of directors approved a dividend policy and declared a quarterly cash dividend of $0.30 per share to be paid on March 18, 2015, to all stockholders of record as of the close of business on March 3, 2015. Future quarterly dividend payments will be subject to approval by our board of directors.